Certification Pursuant to
    Section 906 of the Sarbanes-Oxley Act of 2002


    I, Jerry V. Hoffman, as Chairman, President and Chief
Executive Officer of Berry Petroleum Company (the
"Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 (the "Report") which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities
  Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Jerry V. Hoffman
Jerry V. Hoffman
Chairman, President and Chief Executive Officer
August 6, 2003
























                        Exhibit 32.1